UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: November 11, 2010

(Date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30260	77-0466366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

345 E. Middlefield Road, Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 230-7500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of eGain Communications Corporation (the “Company”), held on November 11, 2010, the following actions were taken:

1.	The following Directors were elected:

	For	Withheld	Broker Non-Votes
Ashutosh Roy	7,880,658	1,834	7,653,436
Gunjan Sinha	7,753,124	129,368	7,653,436
Mark A. Wolfson	7,836,692	45,800	7,653,436
David S. Scott	7,689,949	192,543	7,653,436
Phiroz P. Darukhanavala	7,860,690	21,802	7,653,436

2.	The ratification of the appointment of Burr Pilger Mayer, Inc., as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011, was approved.

For	Against	Abstain
15,000,947	20,371	514,610

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 2010	eGAIN COMMUNICATIONS CORPORATION

	By:	/S/ ERIC N. SMIT
Eric N. Smit
Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

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